Net Income per Share	12 Months Ended
Dec. 31, 2025
Earnings Per Share [Abstract]
Net Income per Share	Net Income per Share
The following table summarizes the Company's net income per share for the years ended December 31, 2025 and 2024:

	Year Ended December 31,
U.S.$ millions, except share and per share amounts	2025	2024
Net income	433	316
Weighted average common shares outstanding (millions) - basic	208.2	207.6
Net Income per Share - Basic	2.08	1.52
Dilutive impact of share-based awards (millions) [1]	0.6	0.6
Weighted average common shares outstanding (millions) - diluted	208.8	208.2
Net Income per Share - Diluted	2.07	1.52
1.The dilutive impact considers the effect of the potential exercise of share-based awards and excludes any effect where the potential exercise would be anti-dilutive. At December 31, 2025, nil options were considered anti-dilutive (December 31, 2024 - 0.2 million options).